Vanguard Target Retirement 2005 Fund

Supplement to the Prospectus Dated January 26, 2011

Reorganization of Vanguard Target Retirement 2005 Fund into Vanguard Target Retirement Income Fund

Vanguard Target Retirement 2005 Fund (the “Fund”) has changed its asset allocation, or glide path, over time and its allocations are now substantially similar to those of the Vanguard Target Retirement Income Fund (the “Income Fund”). As described in the Funds’ prospectus, once the Funds’ asset allocations are similar, the board of trustees of Vanguard Chester Funds (the “Trust”) may approve combining the Fund with the Income Fund if the board determines that the combination (“reorganization”) is in the best interests of the Fund’s shareholders.

The board has approved the reorganization of the Fund, a series of the Trust, into the Income Fund, another series of the Trust. The reorganization will consist of: (1) the transfer of all, or substantially all, of the Fund’s assets to the Income Fund in exchange for Income Fund shares, and the assumption by the Income Fund of the liabilities of the Fund; and (2) the distribution of Income Fund shares to Fund shareholders in liquidation of the Fund. The reorganization does not require shareholder approval.

The board evaluated information that it viewed as sufficient to determine whether the Fund and the Income Fund would benefit from the proposed reorganization. The board, including all of the trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940), carefully considered the proposed reorganization and determined that it: (1) is in the best interests of both Funds, and (2) will not dilute the interests of either Fund’s shareholders. The board also determined that the reorganization would provide Fund shareholders with a comparable and substantially similar investment option.

The reorganization is expected to occur on February 10, 2012, or on such later date as the officers of the Trust determine (“Closing Date”). After the close of business on the Closing Date, each Fund shareholder will become the owner of a number of shares of the Income Fund. At the time of the reorganization, the

(over, please)

dollar value of a Fund shareholder’s “new” Income Fund shares will equal the dollar value of their “old” Fund shares. In other words, the reorganization will have no effect on the value of a shareholder’s investment.

No fees will be imposed on shareholders as a result of the reorganization. The Funds will bear their own expenses in connection with the reorganization. It is anticipated that the reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization.

Shareholders of the Fund should carefully consider whether the Income Fund’s principal investment strategies, limitations, and risks (as set forth in the Funds’ prospectus and in this supplement) will meet their investment needs. See “Comparison of the Funds” in the following paragraphs.

Shares of the Fund will be automatically exchanged on a tax-free basis for shares of the Income Fund on the Closing Date of the reorganization. Fund shareholders who do not wish to own Income Fund shares may: (1) redeem Fund shares or (2) exchange Fund shares for shares of another Vanguard fund prior to the Closing Date by contacting us at 800-662-2739. Please note that if shares are held in a taxable account, a redemption or exchange will be a taxable event and may result in a gain or loss in connection with that transaction.

For Fund shareholders, the account registration and account options—including, but not limited to, the handling of dividend and capital gains distributions, Automatic Investment Plans, Automatic Withdrawal Plans, and direct deposits—will be carried over to their new Income Fund account in connection with the reorganization.

Closed to New Investors

Effective immediately, the Fund is closed to new shareholder accounts. The Fund will continue to accept additional investments from current shareholders until the close of business on the day prior to the Closing Date.

Comparison of the Funds

The following comparison of the Funds is a summary only. For additional information about the Funds, please refer to the Funds’ prospectus and Statement of Additional Information, which are available at vanguard.com and also can be obtained by calling us at 800-662-7447.

The Funds’ fundamental investment policies (that is, those investment policies that cannot be changed without the approval of the shareholders) are identical in all material respects. The Funds have a common board, and The Vanguard Group, Inc., serves as each Fund’s investment advisor through its Quantitative Equity Group. In addition, the Funds have a common administrator and distributor.

Investment Objectives and Strategies

Each Fund’s investment objective seeks to provide current income and capital appreciation.

As disclosed in the Funds’ prospectus, it was anticipated that within seven years after 2005, the Fund’s asset allocation would become similar to that of the Income Fund and the Fund would be merged into the Income Fund. Consistent with this strategy, the asset allocation of the Fund has now become substantially similar to that of the Income Fund.

Operating Expenses

The current total annual operating expenses for the Fund are the same as the Income Fund’s current total annual operating expenses. The following table compares the fees and expenses of the Funds, based on each Fund’s actual expenses for the most recent six-month period ended September 30, 2011. The table also shows the estimated total annual operating expenses for the Income Fund on a pro forma basis, as if the reorganization had occurred on September 30, 2011.

	Vanguard Target	Vanguard Target	Vanguard Target
	Retirement 2005	Retirement	Retirement
	Fund	Income Fund	Income Fund
(pro forma)
Management Expenses	None	None	None
12b-1 Distribution Fee	None	None	None
Other Expenses	None	None	None
Acquired Fund Fees and Expenses	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	0.17%	0.17%	0.17%

Note: The pro forma numbers shown above are estimated in good faith and are hypothetical. There is no guarantee that actual expenses will be the same as those shown in the table.

© 2011 The Vanguard Group, Inc. All rights reserved.

PS 308A 102011

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